                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 18, 2007
                                                           -------------

                         FIRSTPLUS FINANCIAL GROUP, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as specified in Charter)

          Nevada                     0-27750                  75-2561085
--------------------------------------------------------------------------------
      (State or Other              (Commission               (IRS Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)

 5100 North O'Connor Blvd., 6th Floor, Irving, Texas            75039
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (214) 496-1266
                                                           --------------

--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

         Check the  appropriate  box below if the Form 8-K filing is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_|   Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

   |_|   Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

   |_|   Pre-commencement  communications  pursuant to Rule  14d-2(b)  under the
         Exchange Act (17 CFR 240.14d-2(b))

   |_|   Pre-commencement  communications  pursuant to Rule  13e-4(c)  under the
         Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

      On June 18, 2007, FIRSTPLUS Financial Group, Inc. (the "Company") issued a press release  related to  management's  current  intentions with respect to the
Company's strategic alternatives and communications with stockholders.  The text of a press  release  issued by the Company is  furnished  as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      Exhibit No.       Exhibits
      -----------       --------

      99.1              Press  Release  of  FIRSTPLUS  Financial  Group,  Inc.
                        dated June 18, 2007.

                                    SIGNATURE

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Company  has duly  caused  this  Current  Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

June 18, 2007

                                    FIRSTPLUS FINANCIAL GROUP, INC.

                                    By: /s/ John Maxwell
                                        ----------------------------------------
                                        Name: John Maxwell
                                        Title: President and Chief Executive Officer